UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 6, 2013

BERRY PETROLEUM COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-9735	77-0079387
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1999 Broadway, Suite 3700, Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 999-4400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 6, 2013, Berry Petroleum Company (the “Company”) issued a news release announcing its financial and operational results for the first quarter ended March 31, 2013. These results are discussed in the news release attached hereto as Exhibit 99.1, which is incorporated by reference in its entirety.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
99.1
News Release by Berry Petroleum Company dated May 6, 2013 titled “Berry Petroleum Announces Results for First Quarter of 2013" announcing the Registrant’s results for the first quarter ended March 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

BERRY PETROLEUM COMPANY

By:	/s/ Davis O. O’Connor
Davis O. O’Connor
Corporate Secretary

Date: May 6, 2013

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